                                                                     Exhibit 4.1


COMMON STOCK                                                  COMMON STOCK

    NUMBER                  [LOGO of VIRATA]                       SHARES
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

C-                                                            CUSIP 927646 10 9
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


        This certifies that



        is the owner of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PER SHARE, OF

                                Virata Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:

            /S/ ILLEGIBLE        VIRATA CORPORATION          /S/ ILLEGIBLE
            SECRETARY               CORPORATE               CHAIRMAN
                                      SEAL
                                    AUG. 31,
                                      1999
                                    DELAWARE


                                         COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                           (NEW YORK, N.Y.)
                                                   Transfer Agent and Registrar,

                                         BY

                                                           Authorized Signature

                              Virata Corporation

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.
   Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.
   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                          (Cust)
                                                                          __________ under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.